================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 8, 2005
                                                        ------------------------


                         PRESTIGE BRANDS HOLDINGS, INC.


  Delaware                            001-32433                    20-1297589
------------                        -------------                ---------------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
  of Incorporation)                                          Identification No.)

                  90 North Broadway, Irvington, New York 10533
                  --------------------------------------------
          (Address of Principal executive offices, including Zip Code)

                                 (914) 524-6810
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

================================================================================

Item 2.02.  Results of Operations and Financial Condition.

     On November 15, 2005, Prestige Brands Holdings, Inc. (the "Company") issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to second quarter results and earnings guidance for fiscal 2006, other information and the conference call to be held to discuss this information, as well as the matters discussed under Item 4.02(a) below, which include adjustments to prior period financial results.


Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     As a result of a review of certain of its accounting policies and procedures , the Company determined that it may have erroneously applied the guidance in (a) Staff Accounting Bulletin 104 in recognizing revenue upon shipment of product to customers , (b) Emerging Issues Task Force Issue 01-09 as it relates to the proper classification of certain trade promotion allowances, and (c) Statement of Financial Accounting Standards No. 128 as it relates to the inclusion of unvested, restricted common shares in the computation of earnings per share. At the direction of the Audit Committee of the Company's Board of Directors, an independent review of these accounting issues was performed with the assistance of independent counsel and forensic accountants. The findings of this review were discussed with the Audit Committee on November 8, 2005.

     Management and the audit committee discussed their findings with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, and concluded that, in light of the accounting errors discussed above, the financial statements for the years ended March 31, 2005, 2004 and 2003 and the quarterly data for the years ended March 31, 2005 and 2004 included in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 and the financial statements for the quarters ended June 30, 2005 and 2004 included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 should no longer be relied upon. The Company will file an amended Form 10-Q/A for the quarter ended June 30, 2005 and amended Form 10-K/A for the year ended March 31, 2005 as soon as practicable.

     The Company has discussed the matters referenced in the preceding paragraphs and has provided an analysis of the restatement in the press release attached as Exhibit 99.1 (the "Press Release") in the section entitled "Restatement of Prior Period Financial Statements " (the "Restatement Section"), and by this reference the Restatement Section is incorporated herein as if copied verbatim and shall be the only portion of the Press Release deemed filed. The restatement and its effects upon the Company's statements of operations and balance sheets are summarized in a table that is an exhibit to the Press Release, which also is incorporated herein by this reference.


Item 7.01.  Regulation FD Disclosure.

     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99.1 Press Release issued by Prestige Brands Holdings, Inc. dated November 15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2005                 PRESTIGE BRANDS HOLDINGS, INC.


                                          By: /s/ Charles N. Jolly
                                             -----------------------------------
                                          Name: Charles N. Jolly
                                          Title: General Counsel